Exhibit 99.3

                               CalAmp Corp.
            Pro Forma Condensed Combined Balance Sheet (Unaudited)
                           February 28, 2006
                           (In U.S. Dollars)
                             (In thousands)

                                                Historical
                                         ----------------------
                                           CalAmp     Dataradio       Pro Forma       Pro Forma
                                            Corp.      Inc.(A)       Adjustments        Total
                                         ---------    ---------      ------------     ---------
                     Assets
Current assets:
  Cash and cash equivalents               $ 45,783     $  5,419       $     (422)  (B)  $ 27,489
                                                                          31,000   (E)
                                                                         (54,291)  (F)
  Accounts receivable, net                  28,630        2,829                           31,459
  Inventories, net                          18,279        5,729                           24,008
  Deferred income tax assets                 4,042          287                            4,329
  Prepaid expenses and other current assets  2,502        2,871                            5,373
                                          --------     --------       ----------        --------
      Total current assets                  99,236       17,135          (23,713)         92,658

Equipment and improvements, net              5,438        1,132                            6,570
Deferred income tax assets,
  less current portion                       2,344          387                            2,731
Goodwill                                    91,386           -            21,680   (D)   113,066
Other intangible assets, net                 5,304           -            16,590   (C)    21,894
Other assets                                   638           -                               638
                                          --------     --------        ---------        --------
                                          $204,346     $ 18,654        $  14,557        $237,557
                                          ========     ========        =========        ========

       Liabilities and Stockholders' Equity
Current liabilities:
  Current portion of long-term debt       $  2,168     $     -         $                $  2,168
  Accounts payable                          12,011        2,163                           14,174
  Accrued payroll and employee benefits      3,608          855            5,375   (G)     9,838
  Other accrued liabilities                  2,763           -                             2,763
  Deferred revenue                           1,323          354                            1,677
                                          --------     --------        ---------        --------
      Total current liabilities             21,873        3,372            5,375          30,620
                                          --------     --------        ---------        --------

Long-term debt, less current portion         5,511           -            31,000   (E)    36,511
Other non-current liabilities                  853          314                            1,167

Stockholders' equity:
  Common stock                                 232        9,626           (9,626)  (H)       232
  Additional paid-in capital               135,022           -                           135,022
  Less common stock held in escrow          (2,532)          -                            (2,532)
  Retained earnings                         44,188        5,342           (6,850)  (C)    37,338
                                                                          (5,342)  (H)
  Accumulated other comprehensive loss        (801)          -                              (801)
                                          --------     --------        ---------        --------
      Total stockholders' equity           176,109       14,968          (21,818)        169,259
                                          --------     --------        ---------        --------
                                          $204,346     $ 18,654        $  14,557        $237,557
                                          ========     ========        =========        ========


                               CalAmp Corp.
         Notes to Pro Forma Condensed Combined Balance Sheet (Unaudited)
                             (In U.S. Dollars)
                               (In thousands)

(A) The amounts shown for Dataradio are the historical amounts for Dataradio as of January 31, 2006 after conversion from Canadian dollars to U.S. dollars.

(B)  To reflect cash paid for direct costs of acquisition              $(422)
                                                                       =====

(C)  To record identifiable intangible assets arising from
     the acquisition of Dataradio based on the preliminary
     purchase price allocation:
          Developed/core technology                                   $6,980
          In-process research and development                          6,850
          Tradename                                                    3,880
          Customer lists                                               3,750
          Contract backlog                                             1,480
          Non-compete covenants                                          500
                                                                      ------
                                                                      23,440
          Less write-off of in process research and development (1)   (6,850)
                                                                      ------
                                                                     $16,590
                                                                     =======

     (1) CalAmp recorded an immediate write-off of in-process research and development costs ("IPR&D") in the amount of $6,850 at the consummation of acquisition of Dataradio, which is reflected as a nonrecurring charge in CalAmp's actual statement of operations for the quarter ended May 31, 2006, the period that includes the closing of the transaction. IPR&D consists of next generation products for fixed and mobile wireless applications. For purposes of valuing IPR&D, it is assumed that: (i) these products would be introduced in 2007; (ii) annual revenue in 2007 through 2011 would range between $4.2 million and $12.6 million for fixed wireless products, and between $6.7 million and $13.9 million for mobile wireless products; (iii) annual revenues from the fixed wireless products and mobile wireless products are allocated 75% and 80%, respectively, to IPR&D and 25% and 20%, respectively, to core technology; (iv) the gross margin percentage would range between 58% and 60% for fixed wireless products, and between 61% and 66% for mobile wireless products ; and (v) the operating margin in years 2007 through 2011 is approximately 26% for fixed wireless products and 32% for mobile wireless products. The projected after-tax cash flows were then present valued using a discount rate of 25%.

(D)  To reflect as goodwill the excess of cost over the fair value of assets acquired and liabilities assumed
     (see computation at (I) below)                                  $21,680
                                                                     =======

(E)  To record new incremental bank borrowings to fund part
     of the Dataradio purchase price                                 $31,000
                                                                     =======

(F)  To reflect cash paid for the Dataradio purchase price          $(54,291)
                                                                    ========
(G)  To accrue for Dataradio employee bonuses and related employer payroll taxes paid by Dataradio to its workforce shortly after
     consummating the sale of Dataradio to CalAmp                     $5,375
                                                                      ======

(H)  To eliminate historical equity balances of Dataradio.

(I) The Company has not yet obtained all information required to complete the purchase price allocation related to the Dataradio acquisition. Following is a preliminary purchase price allocation assuming the Dataradio acquisition was consummated as of January 31, 2006:

     Purchase price paid in cash                                     $54,291
     Direct costs of acquisition                                         422
                                                                     -------
                                                                      54,713
                                                                     -------
     Fair value of net assets acquired:
       Current assets                                                 17,135
       Property and equipment                                          1,132
       Intangible assets:
           Developed/core technology                          $6,980
           In-process research and development                 6,850
           Tradename                                           3,880
           Customer lists                                      3,750
           Contract backlog                                    1,480
           Non-compete covenants                                 500
                                                              ------
       Total intangible assets                                        23,440
       Other assets                                                      387
       Current liabilities (including (G) above)                      (8,747)
       Long-term liabilities                                            (314)
                                                                     -------
       Total fair value of net assets acquired                        33,033
                                                                     -------
       Goodwill                                                      $21,680
                                                                     =======

     (2) This goodwill amount differs from the $18,679 goodwill amount included in CalAmp's May 31, 2006 consolidated balance sheet that relates to the Dataradio acquisition. The difference arises because the accompanying Pro Forma Condensed Combined Balance Sheet assumes the Dataradio acquisition was consummated as of January 31, 2006, the effective date of the Dataradio amounts included in this pro forma balance sheet (see note (a) above), while the May 31, 2006 consolidated balance sheet that is included in CalAmp's Form 10-Q for the quarter then ended reflects goodwill computed as of the actual acquisition date of May 26, 2006.

                                   CalAmp Corp.
             Pro Forma Condensed Combined Statement of Income (Unaudited)
                         Year Ended February 28, 2006
                                (In U.S. Dollars)
                    (In thousands except per share amounts)

                                                Historical
                                         ----------------------
                                           CalAmp     Dataradio       Pro Forma       Pro Forma
                                            Corp.      Inc.(A)       Adjustments        Total
                                         ---------    ---------      -----------      ---------

Revenues                                  $217,493      $30,061        $                $247,554

Cost of revenues                           164,747       13,273                          178,020
                                          --------      -------        ----------       --------

Gross profit                                52,746       16,788                           69,534
                                          --------      -------        ----------       --------

Operating expenses:
  Research and development                   9,109        4,279                           13,388
  Selling                                    6,963        5,217                           12,180
  General and administrative                10,700        3,176                           13,876
  Intangible asset amortization              1,771           -              3,138  (B)     4,909
  In-process research and development          310           -                               310
                                          --------      -------        ----------       --------
Total operating expenses                    28,853       12,672             3,138         44,663
                                          --------      -------        ----------       --------

Operating income                            23,893        4,116            (3,138)        24,871

Non-operating income (expense), net            536         (561)           (1,977) (C)    (2,002)
                                          --------      -------        ----------       --------
Income before income taxes                  24,429        3,555            (5,115)        22,869

Income tax provision                        (9,867)      (1,170)              791  (D)   (10,246)
                                          --------      -------        ----------       --------
Net income                                $ 14,562      $ 2,385        $   (4,324)      $ 12,623
                                          ========      =======        ==========       ========

Earnings per share:
  Basic                                      $0.64                                         $0.56
  Diluted                                    $0.62                                         $0.54
Shares used in computing basic and
  diluted earnings per share:
  Basic                                     22,605                                        22,605
  Diluted                                   23,415                                        23,415


                                CalAmp Corp.
       Notes to Pro Forma Condensed Combined Statement of Income (Unaudited)
                              (In U.S. Dollars)
                                (In thousands)

(A) The amounts shown for Dataradio are the historical Dataradio amounts for the 12 months ended January 31, 2006. Such amounts were determined by adding the interim results of operations for the six months ended January 31, 2006 to the results of operations for the fiscal year ended July 31, 2005, and subtracting the interim results of operations for the six months ended January 31, 2005 after conversion from Canadian dollars to U.S. dollars

(B)  To record intangible asset amortization expense for
     the 12 month period, as follows:
                                                            Life
                                                Amount     (Yrs.)
                                                ------      ----
       Developed/core technology                $6,980        7      $  997
       Customer lists                           $3,750        7         536
       Contract backlog                         $1,480        1       1,480
       Non-compete covenants                    $  500        4         125
                                                                     ------
                                                                     $3,138
                                                                     ======

(C)  To record amortization of debt issue costs and
     interest expense on new incremental borrowings
     to fund part of the Dataradio purchase price:
                                                            Life
                                                Amount     (Yrs.)
                                                ------      ----
       Debt issue costs                        $   133        5      $   27
       Interest expense on $31 million (1)     $31,000                1,950
                                                                     ------
                                                                     $1,977
                                                                     ======

     (1) The pro forma interest expense on incremental variable rate debt assumes an interest rate based on the effective interest rate of 6.29% at the date of consummating the Dataradio acquisition. A 1/8% variance in interest rates would have an effect of changing pro forma net income by $23.

(D)  To record the income tax effect of the pro forma
     adjustment for the deductible amortization of debt
     issue cost and interest expense computed in (C) above.
     The intangible asset amortization expense in (B) above
     is not deductible for income tax purposes.                        $791
                                                                       ====